Exhibit 10.40

November 20, 2015

MajescoMastek Inc.

105 Fieldcrest Avenue, Suite #208

Edison, New Jersey 08837

Attn: Vice President, Finance

Subject:	Extension of that certain Credit Facility Agreement dated as of March 25, 2011 by and between MajescoMastek Inc. (the “Borrower”) and ICICI Bank Limited, New York Branch (the “Bank”) (as such agreement has been amended, restated, extended or otherwise modified from time to time, the “Credit Facility Agreement”)

We refer to the above-captioned Credit Facility Agreement. Capitalized terms used in this Extension Letter and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Facility Agreement.

Subject to the conditions set forth below, the Bank hereby exercises its sole and absolute discretion under Section 3.03(d) of the Credit Facility Agreement to extend the Revolving Credit Loan Termination Date to February 11, 2016.

By executing this Extension Letter the Borrower:

1.	Agrees to the extension of the Revolving Credit Loan Termination Date to February 11, 2016;
2.	Acknowledges and agrees that the Credit Facility Agreement shall continue to be and shall remain unchanged and in full force and effect in accordance with its terms except as expressly amended hereby;
3.	Repeats the Representations and Warranties in the Credit Facility Agreement; and
4.	Confirms that an Event of Default as defined in the Credit Facility Agreement has not occurred or, if an Event of Default has occurred, it is not continuing.

The extension of the Revolving Credit Facility Agreement contemplated herein shall be effective only upon (1) receipt by the Bank of the attached signature page duly executed by the Borrower and (2) receipt by the Bank from the Borrower of a processing fee in the amount of $6,250.00.

This Extension Letter shall be governed by the laws of the State of New York.

[Remainder of page left blank intentionally - Signature page follows]

Please confirm your agreement with the foregoing terms by signing in the spaces provided below.

Very truly yours,

ICICI BANK LIMITED, NEW YORK BRANCH, as Bank

By:	/s/ Akashdeep Sarpal
Name: Akashdeep Sarpal
Title: Country Head - USA ICICI Bank Limited

We agree to the foregoing:

MAJESCOMASTEK INC., as Borrower

By:	/s/ KETAN MEHTA
	Name:	KETAN MEHTA
	Title:	CEO

[Signature Page to Extension Letter]